UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21973
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report October31, 2009 EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND

IMPORTANT NOTICES REGARDING DISTRIBUTIONS,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.475 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www. sec.gov.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Walter A. Row, CFA
Co-Portfolio Manager
•	Although global equity markets began the fiscal year ending October 31, 2009, on a downward trajectory, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by streaming to the sidelines, sending stocks into a dramatic decline. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.
Michael A. Allison, CFA
Co-Portfolio Manager
•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that declined the most last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.

•	From March through September 2009, the broad-based S&P 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. For the full one-year period that ended October 31, 2009, the S&P 500 posted a 9.80% return, while the FTSE Eurotop 100 Index, a measure of blue-chip stocks within the Eurozone, jumped 30.40%.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “EXG.” At net asset value (NAV), the Fund outperformed the S&P 500 Index, the CBOE S&P 500 BuyWrite Index (BXM), and its Lipper peer group average, while trailing the FTSE Eurotop 100 Index for the year ending October 31, 2009.

•	The Fund underperformed a blended index consisting of a 60% weighting in the FTSE Eurotop 100 Index and a 40% weighting in the S&P 500 Index (reflecting the Fund’s composition) at NAV for the year ending October 31, 2009. (It is important to remember that the blended index does not include the hedging characteristics that are utilized by the Fund in the execution of its covered call option writing strategy.)

•	Relative to the blended index, the equity portion of the Fund also underperformed. The financials sector was the biggest laggard. An underweighting and stock selection in global banks, combined with selection in insurance companies, detracted the most from relative performance versus the blended index.

Total Return Performance 10/31/08 — 10/31/09

NYSE Symbol	EXG

At Net Asset Value (NAV)	21.14%
At Market Price	40.26%

S&P 500 Index[1]	9.80%
CBOE S&P 500 BuyWrite Index (BXM)[1]	7.62%
FTSE Eurotop 100 Index[1]	30.40%
Lipper Options Arbitrage/Options Strategies Funds Average[1]	15.39%

Premium/(Discount) to NAV (10/31/09)	-1.95%
Total Distributions per share	$1.90
Distribution Rate[2] At NAV	15.45%
At Market Price	15.75%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	On the positive side, the Fund’s positioning in the consumer discretionary sector - especially its selection in automobile stocks - added to performance. Being underweighted relative to the blended index in the utilities sector contributed as well.

•	The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund evaluates returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. Under normal market conditions, the Fund’s investment program consists primarily of owning a diversified portfolio of domestic and foreign common stocks. The Fund seeks to earn high levels of tax-advantaged income and gains by emphasizing investments in stocks that pay dividends that qualify for favorable federal income tax treatment and by writing (selling) stock index call options with respect to a portion of its common stock portfolio value.
•	As of October 31, 2009, the Fund had written call options on approximately 50% of its equity holdings. The Fund seeks to generate current earnings from option premiums, which can vary with investors’ expectation of the future volatility (implied volatility) of the underlying asset. After peaking in October 2008, individual and overall stock market volatility decreased, but still trended significantly higher than the long-term average during the fiscal year ending October 31, 2009. The Fund’s options strategy significantly lowered volatility and contributed to its return at NAV exceeding the S&P 500 and the BXM for the year ending October 31, 2009.

•	Eaton Vance Management (EVM) gave notice of its termination of its investment sub-advisory agreement with Rampart Investment Management Company, Inc. with respect to the Fund and effective October 20, 2009, EVM assumed responsibility for the management of the Fund’s options strategy.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009
FUND PERFORMANCE
Performance

NYSE Symbol:	EXG

Average Annual Total Returns (at market price, New York Stock Exchange)
One Year	40.26%
Life of Fund (2/27/07)	-3.60

Average Annual Total Returns (at net asset value)
One Year	21.14%
Life of Fund (2/27/07)	-2.89

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top 10 Holdings1
By total investments

Nestle SA	3.4%
BP PLC	2.9
HSBC Holdings PLC	2.8
Novartis AG	2.4
Total SA	2.3
ENI SpA	2.2
Goldcorp, Inc.	2.0
Banco Santander Central Hispano SA	1.8
Royal Dutch Shell PLC, Class B	1.8
Credit Suisse Group AG	1.8

[1]	Top 10 Holdings represented 23.4% of the Fund’s total investments as of 10/31/09. Top 10 Holdings are presented without the offsetting effect of the Fund’s written option positions at 10/31/09. Excludes cash equivalents.
Sector Weightings2
By total investments

[2]	Reflects the Fund’s total investments as of 10/31/09. Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 10/31/09. Excludes cash equivalents.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 1.1%

BAE Systems PLC	1,914,381	$9,843,874
General Dynamics Corp.	311,895	19,555,817
Lockheed Martin Corp.	168,142	11,566,488

		$40,966,179

Automobiles — 0.5%

Bayerische Motoren Werke AG	386,200	$18,892,288

		$18,892,288

Beverages — 1.8%

Coca-Cola Co. (The)	141,378	$7,536,861
Diageo PLC	2,412,241	39,290,565
PepsiCo, Inc.	327,945	19,857,070

		$66,684,496

Biotechnology — 1.0%

Amgen, Inc.(1)	305,222	$16,399,578
Celgene Corp.(1)	205,502	10,490,877
Gilead Sciences, Inc.(1)	221,326	9,417,421

		$36,307,876

Capital Markets — 5.0%

Credit Suisse Group AG	1,242,458	$66,418,291
Deutsche Bank AG	302,674	21,989,714
Goldman Sachs Group, Inc.	227,364	38,690,532
Northern Trust Corp.	276,367	13,887,442
State Street Corp.	279,034	11,713,847
UBS AG(1)	2,116,226	35,108,190

		$187,808,016

Chemicals — 0.3%

Monsanto Co.	168,424	$11,314,724

		$11,314,724

Commercial Banks — 10.9%

Banco Bilbao Vizcaya Argentaria SA	2,701,906	$48,296,636
Banco Santander Central Hispano SA	4,284,379	68,945,407
Barclays PLC(1)	4,495,850	23,563,035
BNP Paribas SA	538,908	40,598,213
HSBC Holdings PLC	9,308,330	102,857,832
Intesa Sanpaolo SpA(1)	6,203,150	26,105,851
Itau Unibanco Holding SA ADR	2,154,511	41,237,340
PNC Financial Services Group, Inc.	307,682	15,057,957
U.S. Bancorp	453,479	10,529,782
Wells Fargo & Co.	1,000,478	27,533,155

		$404,725,208

Commercial Services & Supplies — 0.4%

Waste Management, Inc.	564,279	$16,860,656

		$16,860,656

Communications Equipment — 2.4%

Cisco Systems, Inc.(1)	646,942	$14,782,625
Nokia Oyj ADR	1,498,597	18,897,308
QUALCOMM, Inc.	603,236	24,980,003
Telefonaktiebolaget LM Ericsson ADR	995,693	10,355,207
Telefonaktiebolaget LM Ericsson, Class B	1,998,142	20,876,254

		$89,891,397

Computers & Peripherals — 3.3%

Apple, Inc.(1)	237,234	$44,718,609
Hewlett-Packard Co.	904,470	42,926,146
International Business Machines Corp.	306,980	37,024,858

		$124,669,613

Consumer Finance — 0.6%

American Express Co.	329,893	$11,493,472
Capital One Financial Corp.	305,510	11,181,666

		$22,675,138

Diversified Financial Services — 1.3%

Bank of America Corp.	567,440	$8,273,275
JPMorgan Chase & Co.	986,401	41,201,970

		$49,475,245

Diversified Telecommunication Services — 3.1%

AT&T, Inc.	730,507	$18,752,115
BCE, Inc.	973,275	23,339,134
France Telecom SA	1,012,728	25,094,169
Koninklijke KPN NV	1,667,044	30,238,073
Verizon Communications, Inc.	562,997	16,659,081

		$114,082,572

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Electric Utilities — 2.5%

American Electric Power Co., Inc.	356,951	$10,787,059
E.ON AG	1,190,762	45,635,851
FirstEnergy Corp.	240,680	10,416,631
Iberdrola SA	2,970,164	26,905,487

		$93,745,028

Electrical Equipment — 1.5%

ABB, Ltd.	1,852,591	$34,460,686
Emerson Electric Co.	525,077	19,821,657

		$54,282,343

Electronic Equipment, Instruments & Components — 0.2%

Corning, Inc.	477,879	$6,981,812

		$6,981,812

Energy Equipment & Services — 0.3%

Diamond Offshore Drilling, Inc.	108,827	$10,365,772

		$10,365,772

Food & Staples Retailing — 2.6%

Carrefour SA	501,009	$21,504,676
CVS Caremark Corp.	615,902	21,741,341
Tesco PLC	3,998,926	26,663,571
Wal-Mart Stores, Inc.	527,020	26,182,354

		$96,091,942

Food Products — 5.5%

Danone	336,591	$20,220,473
Nestle SA	2,720,138	126,490,657
Unilever NV	1,824,586	56,221,049

		$202,932,179

Health Care Equipment & Supplies — 1.3%

Baxter International, Inc.	256,865	$13,886,122
Boston Scientific Corp.(1)	1,322,278	10,736,897
Covidien PLC	381,432	16,065,916
Zimmer Holdings, Inc.(1)	182,165	9,576,414

		$50,265,349

Health Care Providers & Services — 0.3%

Fresenius Medical Care AG & Co. KGaA ADR	196,282	$9,492,198

		$9,492,198

Hotels, Restaurants & Leisure — 0.7%

Carnival Corp.	255,837	$7,449,973
McDonald’s Corp.	338,227	19,823,485

		$27,273,458

Household Products — 2.0%

Colgate-Palmolive Co.	361,923	$28,458,005
Procter & Gamble Co.	577,163	33,475,454
Reckitt Benckiser Group PLC	292,187	14,514,311

		$76,447,770

Industrial Conglomerates — 3.0%

General Electric Co.	1,989,925	$28,376,330
Philips Electronics NV	1,112,367	27,943,590
Siemens AG	594,426	53,716,459

		$110,036,379

Insurance — 2.4%

Allianz SE	238,074	$27,288,973
MetLife, Inc.	454,165	15,455,235
Prudential Financial, Inc.	337,087	15,246,445
Prudential PLC	3,414,027	31,010,872

		$89,001,525

Internet & Catalog Retail — 0.6%

Amazon.com, Inc.(1)	179,806	$21,362,751

		$21,362,751

Internet Software & Services — 0.9%

Google, Inc., Class A(1)	60,955	$32,679,195

		$32,679,195

IT Services — 0.6%

MasterCard, Inc., Class A	59,916	$13,122,802
Western Union Co.	586,387	10,654,652

		$23,777,454

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Machinery — 1.1%

Danaher Corp.	328,927	$22,442,689
Deere & Co.	243,715	11,101,219
Illinois Tool Works, Inc.	198,786	9,128,253

		$42,672,161

Media — 0.3%

Walt Disney Co. (The)	365,557	$10,005,295

		$10,005,295

Metals & Mining — 4.2%

ArcelorMittal	340,227	$11,514,160
BHP Billiton, Ltd. ADR	914,183	59,952,121
Freeport-McMoRan Copper & Gold, Inc.(1)	104,557	7,670,301
Goldcorp, Inc.	2,012,302	73,992,345
United States Steel Corp.	136,418	4,705,057

		$157,833,984

Multi-Utilities — 2.6%

GDF Suez	1,305,979	$54,599,653
Public Service Enterprise Group, Inc.	532,461	15,867,338
RWE AG	317,525	27,851,024

		$98,318,015

Multiline Retail — 0.4%

Target Corp.	290,566	$14,072,111

		$14,072,111

Oil, Gas & Consumable Fuels — 13.8%

Anadarko Petroleum Corp.	600,653	$36,597,787
BP PLC	11,512,421	107,874,162
Chevron Corp.	454,239	34,767,453
ENI SpA	3,260,169	80,743,908
Exxon Mobil Corp.	526,415	37,728,163
Hess Corp.	402,692	22,043,360
Occidental Petroleum Corp.	366,286	27,793,782
Royal Dutch Shell PLC, Class B	2,351,757	67,701,029
Total SA	1,445,455	86,496,460
XTO Energy, Inc.	251,378	10,447,270

		$512,193,374

Pharmaceuticals — 9.4%

Abbott Laboratories	606,326	$30,661,906
AstraZeneca PLC	682,861	30,654,585
Bristol-Myers Squibb Co.	626,478	13,657,220
GlaxoSmithKline PLC	3,103,653	63,664,181
Johnson & Johnson	227,425	13,429,446
Merck & Co., Inc.	716,196	22,151,942
Novartis AG	1,681,722	87,574,254
Pfizer, Inc.	1,361,326	23,183,382
Sanofi-Aventis	661,325	48,476,592
Teva Pharmaceutical Industries, Ltd. ADR	326,388	16,476,066

		$349,929,574

Real Estate Investment Trusts (REITs) — 0.6%

AvalonBay Communities, Inc.	141,477	$9,730,788
Boston Properties, Inc.	179,747	10,923,225

		$20,654,013

Road & Rail — 0.4%

CSX Corp.	331,936	$14,001,060

		$14,001,060

Semiconductors & Semiconductor Equipment — 0.8%

ASML Holding NV	615,500	$16,581,570
NVIDIA Corp.(1)	967,051	11,565,930

		$28,147,500

Software — 2.0%

Microsoft Corp.	1,416,502	$39,279,600
Oracle Corp.	1,063,609	22,442,150
SAP AG	314,170	14,230,381

		$75,952,131

Specialty Retail — 2.7%

Best Buy Co., Inc.	646,224	$24,672,832
Gap, Inc. (The)	440,276	9,395,490
Hennes & Mauritz AB	318,475	18,089,903
Home Depot, Inc.	869,982	21,827,849
Staples, Inc.	666,309	14,458,905
TJX Companies, Inc. (The)	297,951	11,128,470

		$99,573,449

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.3%

LVMH Moet Hennessy Louis Vuitton SA	304,755	$31,557,762
NIKE, Inc., Class B	257,527	16,013,029

		$47,570,791

Tobacco — 0.8%

British American Tobacco PLC	487,955	$15,549,143
Philip Morris International, Inc.	268,377	12,710,335

		$28,259,478

Wireless Telecommunication Services — 2.0%

American Tower Corp., Class A(1)	196,042	$7,218,267
Vodafone Group PLC	30,112,650	66,363,063

		$73,581,330

Total Common Stocks
(identified cost $3,772,359,606)		$3,661,852,829

Short-Term Investments — 1.5%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$56,982	$56,981,999

Total Short-Term Investments
(identified cost $56,981,999)		$56,981,999

Total Investments — 100.0%
(identified cost $3,829,341,605)		$3,718,834,828

Covered Call Options Written — (0.3)%

	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

AMEX EUROTOP 100 Index	21,902		$215	11/17/09	$(3,831,755)
Dow Jones Euro Stoxx 50 Index	63,213	EUR	2,900	11/20/09	(1,544,231)
FTSE 100 Index	18,574	GBP	5,200	11/20/09	(1,356,563)
S&P 500 Index	2,233		$1,075	11/21/09	(1,853,390)
S&P 500 Index	1,130		$1,085	11/21/09	(791,000)

	Number of	Strike		Expiration
Description	Contracts	Price		Date	Value

S&P 500 Index	5,304		$1,090	11/21/09	$(2,598,960)
SMI Index	8,233	CHF	6,450	11/20/09	(369,157)

Total Covered Call Options Written (premiums received $42,754,859)					$(12,345,056)

Other Assets, Less Liabilities — 0.3%					$13,238,748

Net Assets — 100.0%					$3,719,728,520

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	41.0%	$1,521,360,343
United Kingdom	16.1	599,550,223
Switzerland	9.4	350,052,078
France	8.8	328,547,998
Germany	5.9	219,096,888
Spain	3.9	144,147,530
Netherlands	3.5	130,984,282
Italy	2.9	106,849,759
Canada	2.6	97,331,479
Australia	1.6	59,952,121
Sweden	1.3	49,321,364
Brazil	1.1	41,237,340
Finland	0.5	18,897,308
Israel	0.5	16,476,066
Ireland	0.4	16,065,916
Luxembourg	0.3	11,514,160
Panama	0.2	7,449,973

Total Investments	100.0%	$3,718,834,828

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $3,772,359,606)	$3,661,852,829
Affiliated investment, at value (identified cost, $56,981,999)	56,981,999
Restricted cash*	3,719,430
Dividends receivable	2,519,153
Receivable for investments sold	620,423
Tax reclaims receivable	10,332,640

Total assets	$3,736,026,474

Liabilities

Written options outstanding, at value (premiums received, $42,754,859)	$12,345,056
Payable to affiliates:
Investment adviser fee	3,179,777
Trustees’ fees	4,208
Accrued expenses	768,913

Total liabilities	$16,297,954

Net Assets	$3,719,728,520

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 302,498,199 shares issued and outstanding	$3,024,982
Additional paid-in capital	4,840,776,520
Accumulated net realized loss	(1,044,812,271)
Net unrealized depreciation	(79,260,711)

Net Assets	$3,719,728,520

Net Asset Value

($3,719,728,520 ÷ 302,498,199 common shares issued and outstanding)	$12.30

*	Represents restricted cash on deposit at the custodian for written options.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $9,381,259)	$113,118,345
Interest income allocated from affiliated investment	953,563
Expenses allocated from affiliated investment	(539,843)

Total investment income	$113,532,065

Expenses

Investment adviser fee	$33,564,393
Trustees’ fees and expenses	50,891
Custodian fee	1,054,912
Transfer and dividend disbursing agent fees	24,248
Legal and accounting services	148,835
Printing and postage	709,532
Miscellaneous	356,711

Total expenses	$35,909,522

Deduct —
Reduction of custodian fee	$14

Total expense reductions	$14

Net expenses	$35,909,508

Net investment income	$77,622,557

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(804,507,829)
Written options	120,428,418
Foreign currency transactions	(6,331)

Net realized loss	$(684,085,742)

Change in unrealized appreciation (depreciation) —
Investments	$1,155,260,783
Written options	11,845,792
Foreign currency	1,445,249

Net change in unrealized appreciation (depreciation)	$1,168,551,824

Net realized and unrealized gain	$484,466,082

Net increase in net assets from operations	$562,088,639

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$77,622,557	$114,115,511
Net realized loss from investment transactions, written options and foreign currency transactions	(684,085,742)	(33,547,452)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	1,168,551,824	(1,698,266,055)

Net increase (decrease) in net assets from operations	$562,088,639	$(1,617,697,996)

Distributions to shareholders —
From net investment income	$(77,467,818)	$(140,124,250)
Tax return of capital	(496,873,431)	(434,216,999)

Total distributions	$(574,341,249)	$(574,341,249)

Capital share transactions —
Reinvestment of distributions	$2,623,971	$—

Net increase in net assets from capital share transactions	$2,623,971	$—

Net decrease in net assets	$(9,628,639)	$(2,192,039,245)

Net Assets

At beginning of year	$3,729,357,159	$5,921,396,404

At end of year	$3,719,728,520	$3,729,357,159

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended October 31,
			Period Ended
	2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$12.340	$19.590	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.257	$0.378	$1.096
Net realized and unrealized gain (loss)	1.603	(5.728)	0.349

Total income (loss) from operations	$1.860	$(5.350)	$1.445

Less Distributions

From net investment income	$(0.256)	$(0.464)	$(0.950)
Tax return of capital	(1.644)	(1.436)	—

Total distributions	$(1.900)	$(1.900)	$(0.950)

Offering costs charged to paid-in capital(3)	$—	$—	$(0.005)

Net asset value — End of period	$12.300	$12.340	$19.590

Market value — End of period	$12.060	$10.450	$17.330

Total Investment Return on Net Asset Value(4)	21.14%	(29.21)%	7.80	%(5)(6)

Total Investment Return on Market Value(4)	40.26%	(32.23)%	(4.64	)%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,719,729	$3,729,357	$5,921,396
Ratios (as a percentage of average daily net assets):
Expenses(7)	1.06%	1.07%	1.06	%(8)
Net investment income	2.25%	2.23%	8.47	%(8)
Portfolio Turnover	44%	86%	142	%(6)

(1)	For the period from the start of business, February 27, 2007, to October 31, 2007.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of domestic and foreign common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing index call options with respect to a portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the time until option expiration. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,021,338,213 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015 ($343,361,757), October 31, 2016 ($14,048,943) and October 31, 2017 ($663,927,513).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on February 27, 2007 to October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$77,467,818	$140,124,250
Tax return of capital	$496,873,431	$434,216,999

During the year ended October 31, 2009, accumulated net realized loss was decreased by $154,739 and accumulated undistributed net investment income was decreased by $154,379 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(1,021,338,213)
Net unrealized depreciation	$(102,734,769)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and written options contracts.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 1.00% of its average daily gross assets up to and including $1.5 billion, 0.98% (0.985% prior to May 1, 2009) over $1.5 billion up to and including $3 billion, 0.96% (0.97% prior to May 1, 2009) over $3 billion up to and including $5 billion, and 0.94% (0.955% prior to May 1, 2009) on average daily gross assets over $5 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s investment adviser fee. For the year ended October 31, 2009, the Fund’s investment adviser fee totaled $34,079,357 of which $514,964 was allocated from Cash Management and $33,564,393 was paid or accrued directly by the Fund. For the year ended October 31, 2009, the Fund’s investment adviser fee, including the portion allocated from Cash Management, was 0.99% of the Fund’s average daily gross assets. Prior to October 20, 2009, EVM delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart) pursuant to a sub-advisory agreement. EVM paid Rampart a portion of its adviser fee for sub-advisory services provided to the Fund. As of October 20, 2009, EVM gave notice of its termination of the sub-advisory agreement with Rampart with respect to the Fund and EVM assumed the investment management of the Fund’s options strategy. EVM also serves as administrator of the Fund, but receives no compensation.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,503,629,724 and $1,901,612,915, respectively, for the year ended October 31, 2009.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended October 31, 2009 were 213,331. There were no transactions in common shares for the year ended October 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,829,927,700

Gross unrealized appreciation	$306,788,886
Gross unrealized depreciation	(417,881,758)

Net unrealized depreciation	$(111,092,872)

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2009 is included in the Portfolio of Investments.

Written call options activity for the year ended October 31, 2009 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	145,492	$122,260,511
Options written	1,641,742	716,195,099
Options terminated in closing purchase transactions	(1,506,073)	(680,739,793)
Options expired	(160,572)	(114,960,958)

Outstanding, end of year	120,589	$42,754,859

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At October 31, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to write index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at October 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written Options	$—	$12,345,056

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written Options	$(169,524,695)	$59,987,422

(1)	Statement of Operations location: Net realized gain (loss) — written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) — written options.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Consumer Discretionary	$170,210,190	$68,539,953	$—	$238,750,143
Consumer Staples	149,961,420	320,454,445	—	470,415,865
Energy	179,743,587	342,815,559	—	522,559,146
Financials	317,264,321	457,074,824	—	774,339,145
Health Care	215,625,385	230,369,612	—	445,994,997
Industrials	152,854,169	125,964,609	—	278,818,778
Information Technology	346,992,467	35,106,635	—	382,099,102
Materials	157,634,548	11,514,160	—	169,148,708
Telecommunication Services	65,968,597	121,695,305	—	187,663,902
Utilities	37,071,028	154,992,015	—	192,063,043

Total Common Stocks	$1,793,325,712	$1,868,527,117 *	$—	$3,661,852,829

Short-Term Investments	$56,981,999	$—	$—	$56,981,999

Total Investments	$1,850,307,711	$1,868,527,117	$—	$3,718,834,828

Liability Description

Covered Call Options Written	$(8,513,301)	$(3,831,755)	$—	$(12,345,056)

Total	$(8,513,301)	$(3,831,755)	$—	$(12,345,056)

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 14, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Tax-Managed Global Diversified Equity Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, February 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, February 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2009

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income. The Fund designates $121,326,963, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 40.32% qualifies for the corporate dividends received deduction.

Foreign Tax Credit. The Fund paid foreign taxes of $9,172,911 and recognized foreign source income of $89,762,650.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of October 31, 2009

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 28, 2009. The following action was taken by the shareholders:

Item 1: The election of Helen Frame Peters, Lynn A. Stout and Ralph F. Verni as Class III Trustees of the Fund, each Trustee to hold office for a three year term and until his or her successor is elected and qualified.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Helen Frame Peters	279,016,490	9,811,365
Lynn A. Stout	279,132,345	9,695,510
Ralph F. Verni	279,253,199	9,574,656

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company (AST), or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2009, our records indicate that there are 176 registered shareholders and approximately 191,147 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXG.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreement with Rampart Investment Management Company, Inc. (“Rampart,” or the “Sub-adviser”) including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser and coordinating the Sub-adviser’s activities in implementing the Fund’s investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to Rampart, the Board considered Rampart’s business reputation and its options strategy and its past experience in implementing this strategy.

The Board also reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time was required to evaluate longer term performance of the Fund.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008 as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund’s advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Trustee until 2010. 3 years. Trustee since 2007 and Vice President since 2006.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2010. 3 years. Trustee since 2006.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2011. 3 years. Trustee since 2006.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2011. 3 years. Trustee since 2006.	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2011. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2012. 3 years. Trustee since 2006.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2012. 3 years. Trustee since 2006; Chairman of the Board since 2007.	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2006	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2006	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s corporate governance listing standards was submitted to the Exchange on March 15, 2009. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Two International Place
Boston, MA 02110

2898-12/09	CE-TMGDEISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) –(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2008 and October 31, 2009 by the Fund’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$94,705	$93,670
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,350	$10,350
All Other Fees(3)	$4,926	$2,500
Total	$109,981	$106,520

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
For both the fiscal years ended October 31, 2008 and October 31, 2009, the registrant was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended October 31, 2008 and the fiscal year ended October 31, 2009; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	10/31/08	10/31/09

Registrant	$15,276	$12,850
Eaton Vance(1)	$325,329	$280,861

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments. Mr. Row is a Vice President and the Director of Equity Research at EVM and Boston Management and Research (“BMR”). He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996. Mr. Allison is a Vice President of EVM and BMR and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance in 2000. This information is provided as of the date of filing of this report.
Effective October 20, 2009, EVM internalized the Fund’s options strategy, replacing Rampart Investment Management Company, Inc.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of	Total Assets of
			Accounts	Accounts Paying
	Number	Total Assets	Paying a	a
	of All	of All	Performance	Performance
	Accounts	Accounts*	Fee	Fee*
Walter A. Row
Registered Investment Companies	10	$10,645.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0.4	0	$0
Michael A. Allison
Registered Investment Companies	8	$9,939.9	0	$0
Other Pooled Investment Vehicles**	16	$13,646.1	0	$0
Other Accounts	1	$0.4	0	$0

*	In millions of dollars.

**	Mr. Allison serves as portfolio manager for pooled investment vehicles that invest a substantial portion of their assets in either another pooled investment vehicle or a registered investment company for which Mr. Allison serves as portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Owned in the
Portfolio Manager	Fund
Walter A. Row	$1 - $10,000
Michael A. Allison	$50,001 - $100,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end of EVC. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Global Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson

Duncan W. Richardson
President

Date:	December 14, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell

Barbara E. Campbell
Treasurer

Date:	December 14, 2009

By:	/s/ Duncan W. Richardson

Duncan W. Richardson
President

Date:	December 14, 2009